UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment Number Two

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 3, 2021
(Earliest Event Date requiring this Report: November 24, 2021)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 7.01 Regulation FD Disclosure

As previously reported, Capstone Companies, Inc. (“Company”) conducted an investor conference call and webcast on December 1, 2021. The transcript for the conference call and webcast is attached to this Current Report on Form 8-K/A as Exhibit 99.2.

The information in this Item 7.01 and Exhibit 99.2 filed with this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.2	Transcript of December 1, 2021, investor conference call and webcast

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: December 3, 2021

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.2	Transcript of December 1, 2021, investor conference call and webcast